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[***] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Exhibit 10.57

UTSTARCOM, INC.

AMENDMENT NO. 1 TO

ASSIGNMENT AGREEMENT

    Effective as of March 2, 2001

    This Amendment No. 1 to the Assignment Agreement (the "Amendment") is entered into as of March 2, 2001 and amends that certain Assignment Agreement dated as of July 24, 2000 (the "Assignment Agreement"), by and among UTStarcom, Inc., a Delaware corporation (the "Company") and Stable Gain International Limited, a British Virgin Islands company ("Stable Gain").

WITNESSETH:

    WHEREAS, the Company and Stable Gain desire to amend the Assignment Agreement; and

    WHEREAS, the Assignment Agreement may be amended as set forth in Section 9.5 thereof.

    NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties hereby agree as follows:

  1.
  Amendment to the Assignment Agreement.

  (a)
  Section 1.2 shall be amended in its entirety as follows:

          "Average Share Price." "Average Share Price" means the average share price of UTStarcom Common Stock, calculated by dividing (i) the sum of the closing prices of UTStarcom Common Stock, as reported at the end of trading on each day during the Valuation Period, by (ii) [***]."

    (b)
    Section 1.13 shall be amended in its entirety as follows:

          "Valuation Period." "Valuation Period" means the period covering [***] Trading Days immediately preceding the Closing Date."

    (c)
    Exhibit C to the Assignment Agreement shall be amended in its entirety as set forth on Appendix 1 attached hereto.

  2.
  Miscellaneous.

    Except as amended by this Amendment, the Assignment Agreement shall remain in full force and effect.

    Capitalized terms in this Amendment not otherwise defined shall have the same meaning as in the Assignment Agreement.

    This Amendment will be governed by and construed in accordance with the laws of the State of California without giving effect to the conflicts of law principles thereof.

    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Assignment Agreement as of the date written above.

UTSTARCOM, INC.
By: Hong Lu, Chief Executive Officer
STABLE GAIN INTERNATIONAL LIMITED
By: Wang Jin, Vice President

APPENDIX 1

Exhibit C

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Purchaser Price	Average Share Price	Shares
[***]	[***]	[***]

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  Exhibit 10.57
UTSTARCOM, INC.
AMENDMENT NO. 1 TO
ASSIGNMENT AGREEMENT
WITNESSETH
APPENDIX 1
Exhibit C
Shares